LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2003-B

COLLECTION PERIOD:           JULY 1-31, 2003                                        PAYMENT DATE:    AUG 15 2003
Determination Date:          Aug 11 2003                                            Report Branch:   2032

----------------------------------------------------------------------------------------------------------------------------------
INITIAL DEAL                                            TOTAL         CLASS A-1        CLASS A-2       CLASS A-3      CLASS A-4
----------------------------------------------------------------------------------------------------------------------------------
Class Percentages                                         100.00%            19.20%           33.68%         17.60%        29.52%
Original Pool Balance                              250,000,000.00     48,000,000.00    84,200,000.00  44,000,000.00 73,800,000.00
Note Balance Total                                 250,000,000.00     48,000,000.00    84,200,000.00  44,000,000.00 73,800,000.00
Number of Contracts                                        14,350
Class Pass Through Rates                                                     0.990%           1.114%         1.575%        2.178%
Servicing Fee Rate                                       2.20000%
Indenture Trustee Fee                                    0.00350%
Custodian Fee                                            0.02000%
Backup Servicer Fee                                      0.02150%
Insurance Premium Fee                                    0.35000%
Class C Certificate Rate                                 5.00000%

Initial Weighted Average APR                            11.33010%
Initial Weighted Average Monthly Dealer
      Participation Fee Rate                             0.00000%
Initial Weighted Average Adjusted APR (net of Monthly
      Dealer Participation) of Remaining Portfolio      11.33010%
Initial Weighted Average Remaining Term                     64.05
Initial Weighted Average Original Term                      67.89


----------------------------------------------------------------------------------------------------------------------------------
CURRENT MONTH CERTIFICATE
     Balances                                           Total         Class A-1        Class A-2       Class A-3      Class A-4
----------------------------------------------------------------------------------------------------------------------------------
BOP:

Total Pool Balance                                 243,068,682.32     41,068,681.85    84,200,000.00  44,000,000.00 73,800,000.00
Total Note Balance                                 241,470,672.50     39,470,672.50    84,200,000.00  44,000,000.00 73,800,000.00

EOP:
Number of Current Month Closed Contracts                      216
Number of Reopened Loans                                        -
Number of Contracts - EOP                                  13,900
Total Pool Balance  -  EOP                         236,573,932.61     34,573,932.13    84,200,000.00  44,000,000.00 73,800,000.00
Total Note Balance - EOP                           233,586,695.48     31,586,695.48    84,200,000.00  44,000,000.00 73,800,000.00

Class Collateral Pool Factors                          0.93434678        0.65805616       1.00000000     1.00000000    1.00000000

Weighted Average APR of Remaining Portfolio             11.32024%
Initial Weighted Average Monthly Dealer
 Participation Fee Rate                                  0.00000%
Initial Weighted Average Adjusted APR (net of Monthly
      Dealer Participation) of Remaining Portfolio      11.32023%
Weighted Average Remaining Term                             62.59
Weighted Average Original Term                              67.96

Class A Applicable Percentage                          100.00000%

LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2003-B

-----------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTION AMOUNT                                                                                CONTRACTS
-----------------------------------------------------------------------------------------------------------------------
Monthly Payments:            Principal                                                  3,236,100.04
                             Interest                                                   2,326,972.92
Early Payoffs:               Principal Collected                                        3,092,573.03
                             Early Payoff Excess Servicing Compensation                     1,053.96
                             Early Payoff Principal Net of Rule of 78s Adj.             3,091,519.07               204
                             Interest                                                      27,760.38
Liquidated Receivable:       Principal Collected                                           26,486.63
                             Liquidated Receivable Excess Servicing Compensation                0.00
                             Liquidated Receivable Principal Net of Rule of 78s Adj.       26,486.63                12
                             Interest                                                        (405.01)
Cram Down Loss:              Principal                                                          0.00
Purchase Amount:             Principal                                                          0.00                 0
                             Interest                                                           0.00
                             Total Principal                                            6,354,105.74
                             Total Interest                                             2,354,328.29
                             Total Principal and Interest                               8,708,434.03
Recoveries                                                                                 25,352.07
Excess Servicing Compensation                                                               1,053.96
Late Fees & Miscellaneous Fees                                                             23,089.63
Collection Account Customer Cash                                                        8,757,929.69
ADDITIONAL COLLECTION ACCOUNT CASH:
Collection Account Investment Income                                                        5,919.48
Supplemental Enhancement Account Investment Income                                          8,142.44
Available Funds                                                                         8,771,991.61

-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
DISTRIBUTION                                                                          DISTRIBUTION   SHORTFALL / DRAW
                                                                                         AMOUNT      DEFICIENCY CLAIM
-----------------------------------------------------------------------------------------------------------------------
                                                                                        8,771,991.61
Monthly Dealer Participation Fee                                               1.67     8,771,989.94              0.00
Prior Unpaid Dealer Participation Fee                                          0.00     8,771,989.94
Servicing Fees:              Current Month Servicing Fee                 445,625.92
                             Prior Period Unpaid Servicing Fee                 0.00
                             Late Fees & Miscellaneous Fees               23,089.63
                             Excess Servicing Compensation                 1,053.96
                                Total Servicing Fees:                    469,769.51     8,302,220.43              0.00
Indenture Trustee Fee                                                        704.29     8,301,516.14              0.00
Custodian Fee                                                              4,051.14     8,297,465.00              0.00
Backup Servicer Fee                                                        4,354.98     8,293,110.02              0.00
Prior Unpaid Indenture Trustee Fee                                             0.00     8,293,110.02              0.00
Prior Unpaid Custodian Fee                                                     0.00     8,293,110.02              0.00
Prior Unpaid Backup Servicing Fee                                              0.00     8,293,110.02              0.00
-----------------------------------------------------------------------------------------------------------------------

LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2003-B

-----------------------------------------------------------------------------------------------------------------------------
DISTRIBUTION CONTINUED                                                                      DISTRIBUTION   SHORTFALL / DRAW
                                                                                               AMOUNT       DEFICIENCY CLAIM
-----------------------------------------------------------------------------------------------------------------------------
Class A-1 Note Interest:             Current Month                              33,648.75     8,259,461.27              0.00
                                     Prior Carryover Shortfall                       0.00     8,259,461.27
Class A-2 Note Interest:             Current Month                              78,165.67     8,181,295.60              0.00
                                     Prior Carryover Shortfall                       0.00     8,181,295.60
Class A-3 Note Interest:             Current Month                              57,750.00     8,123,545.60              0.00
                                     Prior Carryover Shortfall                       0.00     8,123,545.60
Class A-4 Note Interest:             Current Month                             133,947.00     7,989,598.60              0.00
                                     Prior Carryover Shortfall                       0.00     7,989,598.60
Class A-1 Note Principal:            Current Month                           6,494,749.72     1,494,848.88              0.00
                                     Prior Carryover Shortfall                       0.00     1,494,848.88
Class A-2 Note Principal:            Current Month                                   0.00     1,494,848.88              0.00
                                     Prior Carryover Shortfall                       0.00     1,494,848.88
Class A-3 Note Principal:            Current Month                                   0.00     1,494,848.88              0.00
                                     Prior Carryover Shortfall                       0.00     1,494,848.88
Class A-4 Note Principal:            Current Month                                   0.00     1,494,848.88              0.00
                                     Prior Carryover Shortfall                       0.00     1,494,848.88
Certificate Insurer:                 Reimbursement Obligations                       0.00     1,494,848.88              0.00
                                     Premium                                    68,534.64     1,426,314.24              0.00
Class C Interest Payment Amount:     Current Month                              41,666.67     1,384,647.57              0.00
                                     Prior Carryover Shortfall                       0.00     1,384,647.57              0.00
Supplemental Enhancement Account     Reimbursement                                   0.00     1,384,647.57              0.00
Expenses:                            Trust Collateral Agent                          0.00     1,384,647.57              0.00
                                     Indenture Trustee                               0.00     1,384,647.57              0.00
                                     Backup Servicer                                 0.00     1,384,647.57              0.00
                                     Custodian                                       0.00     1,384,647.57              0.00
Distribution to (from) the Spread Account                                    1,384,647.57             0.00
Distribution (from) the Supplemental Enhancement Account                             0.00             0.00

----------------------------------------------------------------------------------------------------------------------------
LIQUIDATED RECEIVABLES
----------------------------------------------------------------------------------------------------------------------------
Liquidated Receivables:              BOP Liquidated Receivable Principal Balance        167,130.61
                                     Liquidation Principal Proceeds                      26,486.63
                                     Principal Loss                                     140,643.98
                                     Prior Month Cumulative Principal Loss LTD                0.00
                                     Cumulative Principal Loss LTD                      140,643.98


----------------------------------------------------------------------------------------------------------------------------
STATISTICAL INFORMATION
----------------------------------------------------------------------------------------------------------------------------
                                                                                        % OF TOTAL
DELINQUENCY STATUS:                                # OF CONTRACTS     AMOUNT           POOL BALANCE
Current                                                 11,759.00  205,685,833.24           86.94%
1-29 Days                                                2,036.00   29,618,330.34           12.52%
30-59 Days                                                  78.00      906,763.34            0.38%
60-89 Days                                                  26.00      357,572.47            0.15%
90-119 Days                                                  1.00        5,433.22            0.00%
120 Days or More                                             0.00               -            0.00%
Total                                                   13,900.00  236,573,932.61          100.00%

LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2003-B

------------------------------------------------------------------------------------------------------------------------------------
STATISTICAL INFORMATION CONTINUED
------------------------------------------------------------------------------------------------------------------------------------
Trigger Analysis:
(SEE PAGE 6 OF 6 FOR TRIGGER AND EVENT OF DEFAULT THRESHOLDS)
                                                                    Trigger           Trigger      Event of Default     Event of
                                            Current Month            Threshold         Event          Threshold          Default
Average Delinquency Ratio                                0.37815%      6.00%             NO             8.00%              NO
Cumulative Default Rate                                     0.11%      2.42%             NO             2.78%              NO
Cumulative Loss Rate                                        0.05%      1.21%             NO             1.53%              NO



------------------------------------------------------------------------------------------------------------------------------------
STATISTICAL INFORMATION CONTINUED
------------------------------------------------------------------------------------------------------------------------------------
Repossession Statistics:
                                     CERTIFICATE INVENTORY                                                 RECOVERY INVENTORY
                                     # OF CONTRACTS     AMOUNT *                                # OF CONTRACTS        AMOUNT *
Prior Month Inventory                           0            0.00     Prior Month Inventory                0               0.00
Repurchased                                     0            0.00     Repurchased                          0               0.00
Adjusted Prior Month Inventory                  0            0.00     Adjusted Prior Month Inventory       0               0.00
Current Month Repos                            16      325,487.48     Current Month Repos                  6         100,494.19
Repos Actually Liquidated                       0            0.00     Repos from Trust Liquidation         0               0.00
Repos Liquidated at 60+ or 150+                 0            0.00     Repos Actually Liquidated            3          56,194.38
Dealer Payoff                                   0            0.00     Dealer Payoff                        0               0.00
Redeemed / Cured                                1       14,789.00     Redeemed / Cured                     0               0.00
Purchased Repos                                 0            0.00     Purchased Repos                      0               0.00
Current Month Inventory                        15      310,698.48     Current Month Inventory              3          44,299.81

* The Prior Month Inventory reported this month may differ due to Payment or NSF activity.

LIQUIDATED RECEIVABLE STATISTICS:
                                     # OF CONTRACTS            AMOUNT
Current Month Balance                           12      167,130.61
Cumulative Balance                              12      167,130.61
Current Month Proceeds                                   26,081.62
Cumulative Proceeds                                      26,081.62
Current Month Recoveries                                 25,352.07
Cumulative Recoveries                                    25,352.07

                                         RECEIVABLES LIQUIDATED AT 150 OR MORE
                                         DAYS DELINQUENT, 60 OR MORE DAYS PAST
                                         THE DATE AVAILABLE FOR SALE                         CUMULATIVE RECEIVABLES LIQUIDATED
                                         AND BY ELECTION:                                    AT 150+ AND 60+:
                                                   Balance             Units                            Balance         Units
Prior Month                                           0.00              0.00                               0.00          0.00
Current Trust Liquidation Balance                     0.00              0.00                               0.00          0.00
Current Monthly Principal Payments                    0.00
Reopened Loan Due to NSF                              0.00              0.00
Current Repurchases                                   0.00              0.00
Current Recovery Sale Proceeds                        0.00              0.00
Deficiency Balance of Sold Vehicles                   0.00
EOP                                                   0.00              0.00                               0.00          0.00

LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2003-B

----------------------------------------------------------------------------------------------------------------------
STATISTICAL INFORMATION CONTINUED
----------------------------------------------------------------------------------------------------------------------
     SPREAD ACCOUNT RECONCILIATION
                                                                                    REQUISITE AMOUNT:    5,625,000.00
Total Deposit                                                          5,625,000.00
BOP Balance                                                            5,625,000.00
Remaining Distribution Amount                                          1,384,647.57
Investment Income                                                          4,579.73
Current Month Draw                                                                -
EOP Balance Prior to Distribution                                      7,014,227.30

Spread Account Release Amount                                          1,389,227.30

EOP Balance                                                            5,625,000.00

   Class A Principal Payment Amount                                    1,389,227.30
Class C Supplemental Interest and Carryover Shortfall                             -
   Class R Certificateholder Distribution                                         -

     CLASS C SUPPLEMENTAL ENHANCEMENT ACCOUNT

Total Deposit                                                         10,000,000.00
BOP Balance                                                           10,000,000.00
Supplemental Enhancement Account Deposit                                          -
Current Month Draw                                                                -
Class C Supplemental Enhancement Amount Before Release                10,000,000.00

Supplemental Enhancement Account Release Amount                                   -

EOP Balance                                                           10,000,000.00

OVERCOLLATERALIZATION AMOUNT                                           2,987,237.13

CURRENT MONTH TOTAL ENHANCEMENT AMOUNT                                18,612,237.13             7.87%

REQUIRED TOTAL ENHANCEMENT AMOUNT                                     26,023,132.59            11.00%

LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2003-B


TRIGGER EVENT AND EVENT OF DEFAULT THRESHOLDS:

------------------------------------------------------------------------------------------------------------------------------------
CUMULATIVE LOSS:                                            CUMULATIVE GROSS DEFAULT:
------------------------------------------------------------------------------------------------------------------------------------
UP TO MONTH      TRIGGER EVENT         EVENT OF DEFAULT     UP TO MONTH     TRIGGER EVENT    EVENT OF DEFAULT
        3            1.21%                   1.53%              3                 2.42%           2.78%
        6            2.42%                   2.79%              6                 4.84%           5.08%
        9            3.03%                   3.56%              9                 5.75%           6.47%
       12            4.84%                   5.08%             12                 9.08%           9.23%
       15            5.50%                   5.77%             15                10.45%          10.50%
       18            6.60%                   6.92%             18                13.20%          12.59%
       21            7.20%                   8.08%             21                13.85%          14.69%
       24            7.98%                   8.77%             24                14.50%          15.94%
       27            8.49%                   9.47%             27                15.44%          17.21%
       30            9.26%                  10.15%             30                16.83%          18.46%
       33            9.77%                  10.85%             33                17.77%          19.73%
       36            10.29%                 11.31%             36                18.70%          20.57%
       39            10.55%                 11.54%             39                19.18%          20.98%
       42            10.80%                 12.00%             42                19.64%          21.82%
       45            10.80%                 12.00%             45                19.64%          21.82%
       48            10.80%                 12.00%             48                19.64%          21.82%
       51            10.80%                 12.00%             51                19.64%          21.82%
       54            10.80%                 12.00%             54                19.64%          21.82%
       57            10.80%                 12.00%             57                19.64%          21.82%
       60            10.80%                 12.00%             60                19.64%          21.82%
       63            10.80%                 12.00%             63                19.64%          21.82%
       66            10.80%                 12.00%             66                19.64%          21.82%
       69            10.80%                 12.00%             69                19.64%          21.82%
       72            10.80%                 12.00%             72                19.64%          21.82%
------------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------
AVERAGE DELINQUENCY RATIO:
-------------------------------------------------------------------------------
Up to Month             Trigger Event                     Event of Default
                            12                         6.00%             8.00%
                            24                         7.00%             9.00%
                            72                         8.00%            10.00%
-------------------------------------------------------------------------------

Long Beach Acceptance Corp., as Servicer, certifies that all computations presented reflect accurate information as of July 31, 2003 and were performed in conformity with the Sale and Servicing Agreement dated June 1, 2003.



/s/ Marie E. Persichetti
-------------------------------------
Marie E. Persichetti
Vice President and Treasurer


/s/ Maureen E. Morley
-------------------------------------
Maureen E. Morley
Vice President and Controller